EX-99.23(h)(5)
                                    AMENDMENT
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC



         This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator"), and JNL SERIES TRUST, a Massachusetts business trust ("Trust").

         WHEREAS, the Administrator and the Trust entered into an Administration Agreement dated as of January 31, 2001 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to the investment portfolios of the JNL Series Trust; and

         WHEREAS, pursuant to the Agreement, each Series agreed to pay the Administrator for the services provided and the expenses assumed by each Series as set forth in Schedule B to the Agreement, and the Administrator agreed to accept such fee as full compensation under the Agreement for such services and expenses; and

         WHEREAS, the Trust desires to appoint Administrator to provide, and Administrator has agreed to provide, additional administrative services to nine new investment portfolios of the JNL Series Trust, effective upon execution or, if later, the date that initial capital for such investment portfolio is first provided.

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated January 15, 2002, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 15, 2002, attached hereto.

         IN WITNESS WHEREOF, the Administrator and the Trust have caused this Amendment to be executed as of this 4th day of October, 2001.

JACKSON NATIONAL ASSET              JNL SERIES TRUST
MANAGEMENT, LLC


By:  /s/ Mark D. Nerud                  By:  /s/ Andrew B. Hopping
     ----------------------------            ---------------------------------

Name:   Mark D. Nerud                   Name: Andrew B. Hopping
        -------------------------             -------------------------------

Title:   Chief Financial Officer        Title: President
        -------------------------              -----------------------------

                                   SCHEDULE A
                             DATED January 15, 2002

JNL/Alger Growth Series
JNL/Alliance Growth Series
AIM/JNL Value II Series
AIM/JNL Small Cap Growth Series
AIM/JNL Large Cap Growth Series
JNL/Eagle Core Equity Series
JNL/Eagle SmallCap Equity Series
JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series
JNL/J.P. Morgan International & Emerging Markets Series
JNL/Janus Aggressive Growth Series
JNL/Janus Capital Growth Series
JNL/Janus Global Equities Series
JNL/Janus Balanced Series
JNL/Janus Growth & Income Series
JNL/Oppenheimer Global Growth Series
JNL/Oppenheimer Growth Series
JNL/PIMCO Total Return Bond Series
JNL/Putnam Growth Series
JNL/Putnam Value Equity Series
JNL/Putnam International Equity Series
JNL/Putnam Midcap Growth Series
JNL/S&P Conservative Growth Series I
JNL/S&P Moderate Growth Series I
JNL/S&P Aggressive Growth Series I
JNL/S&P Very Aggressive Growth Series I
JNL/S&P Equity Growth Series I
JNL/S&P Equity Aggressive Growth Series I
JNL/S&P Conservative Growth Series II
JNL/S&P Moderate Growth Series II
JNL/S&P Aggressive Growth Series II
JNL/S&P Very Aggressive Growth Series II
JNL/S&P Equity Growth Series II
JNL/S&P Equity Aggressive Growth Series II
JNL/S&P Aggressive Growth Series
JNL/S&P Conservative Growth Series
JNL/S&P Moderate Growth Series
S&P/JNL Index Strategy Series
S&P/JNL Core Index 50 Series
S&P/JNL Core Index 75 Series
Lazard/JNL Small Cap Value Series
Lazard/JNL Mid Cap Value Series
Mellon Capital Management/JNL S&P 500 Index Series
Mellon Capital Management/JNL S&P 400 Mid Cap Index Series
Mellon Capital Management/JNL Small Cap Index Series
Mellon Capital Management/JNL International Index Series
Mellon Capital Management/JNL Bond Index Series
PPM America/JNL Balanced Series
PPM America/JNL High Yield Bond Series
PPM America/JNL Money Market Series
Salomon Brothers/JNL Balanced Series
Salomon Brothers/JNL Global Bond Series
Salomon Brothers/JNL High Yield Bond Series
Salomon Brothers/JNL U.S. Government & Quality Bond Series
T. Rowe Price/JNL Established Growth Series
T. Rowe Price/JNL Mid-Cap Growth Series
T. Rowe Price/JNL Value Series

                                   SCHEDULE B
                             DATED January 15, 2002

Series                                                                 Fee
------                                                                 ---
JNL/Alger Growth Series                                                .10%
JNL/Alliance Growth Series                                             .10%
AIM/JNL Value II Series                                                .10%
AIM/JNL Small Cap Growth Series                                        .10%
AIM/JNL Large Cap Growth Series                                        .10%
JNL/Eagle Core Equity Series                                           .10%
JNL/Eagle SmallCap Equity Series                                       .10%
JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series                    .10%
JNL/J.P. Morgan International & Emerging Markets Series                .10%
JNL/Janus Aggressive Growth Series                                     .10%
JNL/Janus Capital Growth Series                                        .10%
JNL/Janus Global Equities Series                                       .10%
JNL/Janus Balanced Series                                              .10%
JNL/Janus Growth & Income Series                                       .10%
JNL/Oppenheimer Global Growth Series                                   .15%
JNL/Oppenheimer Growth Series                                          .10%
JNL/PIMCO Total Return Bond Series                                     .10%
JNL/Putnam Growth Series                                               .10%
JNL/Putnam Value Equity Series                                         .10%
JNL/Putnam International Equity Series                                 .10%
JNL/Putnam Mid-Cap Series                                              .10%
JNL/S&P Conservative Growth Series I                                   .00%
JNL/S&P Moderate Growth Series I                                       .00%
JNL/S&P Aggressive Growth Series I                                     .00%
JNL/S&P Very Aggressive Growth Series I                                .00%
JNL/S&P Equity Growth Series I                                         .00%
JNL/S&P Equity Aggressive Growth Series I                              .00%
JNL/S&P Conservative Growth Series II                                  .00%
JNL/S&P Moderate Growth Series II                                      .00%
JNL/S&P Aggressive Growth Series II                                    .00%
JNL/S&P Very Aggressive Growth Series II                               .00%
JNL/S&P Equity Growth Series II                                        .00%
JNL/S&P Equity Aggressive Growth Series II                             .00%
JNL/S&P Aggressive Growth Series                                       .00%
JNL/S&P Conservative Growth Series                                     .00%
JNL/S&P Moderate Growth Series                                         .00%
S&P/JNL Index Strategy Series                                          .00%
S&P/JNL Core Index 50 Series                                           .00%
S&P/JNL Core Index 75 Series                                           .00%
Lazard/JNL Small Cap Value Series                                      .10%
Lazard/JNL Mid Cap Value Series                                        .10%
Mellon Capital Management/JNL S&P 500 Index Series                     .10%
Mellon Capital Management/JNL S&P 400 Mid Cap Index Series             .10%
Mellon Capital Management/JNL Small Cap Index Series                   .10%
Mellon Capital Management/JNL International Index Series               .15%
Mellon Capital Management/JNL Bond Index Series                        .10%
PPM America/JNL Balanced Series                                        .10%
PPM America/JNL High Yield Bond Series                                 .10%
PPM America/JNL Money Market Series                                    .10%
Salomon Brothers/JNL Balanced Series                                   .10%
Salomon Brothers/JNL Global Bond Series                                .10%
Salomon Brothers/JNL High Yield Bond Series                            .10%
Salomon Brothers/JNL U.S. Government & Quality Bond Series             .10%
T. Rowe Price/JNL Established Growth Series                            .10%
T. Rowe Price/JNL Mid-Cap Growth Series                                .10%
T. Rowe Price/JNL Value Series                                         .10%